Cash and cash equivalents (Details) - BRL (R$) R$ in Thousands	Dec. 31, 2024		Dec. 31, 2023		Dec. 31, 2022	Dec. 31, 2021
Cash and cash equivalents.
Cash	R$ 2		R$ 2
Bank account	2,113		3,407
Financial investments	82,417		92,455
Cash and cash equivalents	R$ 84,532	[1]	R$ 95,864	[1]	R$ 45,765	R$ 309,893
Average gross yield of deposits	106.00%		104.00%

[1]	The Company invests in short-term fixed-income investment funds with daily liquidity and no material risk of a change in value. Financial investments presented an average gross yield of 106% of the annual CDI rate on December 31, 2024 (104% on December 31, 2023). All investments are highly liquid investments that are readily convertible to known amounts of cash, and which are subject to an insignificant risk of changes in value and correspond to the cash obligations for the period.